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                                                                   EXHIBIT 10.30

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------

          THIS AGREEMENT, dated February 26, 1997, is made by and between Rental Service Corporation, a Delaware corporation hereinafter referred to as the "Company," and (Director), an Independent Director of the Company, hereinafter referred to as the "Optionee:"


          WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.01 par value Common Stock; and

          WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

          WHEREAS, the Board has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Option provided for herein to the Optionee as an inducement to serve on the Company's Board of Directors and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;


          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

Section 1.1 - Board
-----------   -----

               "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Code
-----------   ----

               "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3 - Company
-----------   -------

               "Company" shall mean Rental Service Corporation, a Delaware corporation.

Section 1.4 - Director
-----------   --------

               "Director" shall mean a member of the Board.

Section 1.5 - Exchange Act
-----------   ------------

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

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Section 1.6 - Independent Director
-----------   --------------------

              "Independent Director" shall mean a Director who is not an Employee of the Company.

Section 1.7 - Option
-----------   ------

               "Option" shall mean the non-qualified option to purchase Common Stock of the Company granted under this Agreement.

Section 1.8 - Plan
-----------   ----

                "Plan" shall mean The 1996 Equity Participation Plan of Rental Service Corporation.

Section 1.9 - Rule 16b-3
-----------   ----------

               "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.10 - Secretary
-------------  ---------

                "Secretary" shall mean the Secretary of the Company.

Section 1.11 - Securities Act
------------   --------------

                "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.12 - Termination of Directorship
------------   ---------------------------

                "Termination of Directorship" shall mean the time when the Optionee for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death, disability or retirement. The Board, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.


                                   ARTICLE II

                                GRANT OF OPTION
                                ---------------

Section 2.1 - Grant of Option
-----------   ---------------

               In consideration of the Optionee's agreement to serve as a Director of the Company and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of (ShareNumber) shares of its $.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2 - Purchase Price
-----------   --------------

                The purchase price of the shares of stock covered by the Option shall be $(ExercisePrice) per share without commission or other charge.

Section 2.3 - Consideration to Company
-----------   ------------------------

               In consideration of the granting of this Option by the Company, the Optionee agrees to serve as a Director until the next annual meeting of the Company's stockholders. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue as a director, or shall interfere with or restrict in any way the rights of the Company and its stockholders, which are hereby

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expressly reserved, to remove the Optionee in accordance with applicable law and the Company's Certificate of Incorporation.

Section 2.4 - Adjustments in Option
-----------   ---------------------

               The Board shall make adjustments with respect to the Option in accordance with the provisions of Section 10.3 of the Plan.



                                  ARTICLE III

                            PERIOD OF EXERCISABILITY
                            ------------------------

Section 3.1 - Commencement of Exercisability
-----------   ------------------------------

               (a) Subject to Section 5.6, the Option shall become exercisable in four (4) cumulative installments as follows:

                           (i) An installment covering 1/4 of the shares shall
become exercisable on February 26, 1998;

                           (ii) An installment covering 1/4 of the shares shall
become exercisable on February 26, 1999;

                           (iii) An installment covering 1/4 of the shares shall
become exercisable on February 26, 2000;

                           (iv) An installment covering 1/4 of the shares shall
become exercisable on February 26, 2001.

               (b) No portion of the Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

Section 3.2 - Duration of Exercisability
-----------   --------------------------

               The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3 - Expiration of Option
-----------   --------------------

               The Option may not be exercised to any extent by anyone after the first to occur of the following events:

               (a) the expiration of ten (10) years from the date the Option was granted; or

               (b) the expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than the Optionee's death, unless the Optionee dies within said three-month period; or

               (c) the expiration of one (1) year from the date of the Optionee's death; or

               (d) the effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Board waives this provision in connection with such termination. At least ten (10) days prior to the effective date of

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such merger, consolidation, acquisition, liquidation or dissolution, the Board shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

Section 3.4 - Acceleration of Exercisability
-----------   ------------------------------

               In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Board may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution adopted prior to such event and incorporated in the notice referred to in Section 3.3(d), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a); provided, however, that this acceleration of exercisability shall not take place
--------  -------
if this Option becomes unexercisable under Section 3.3 prior to said effective date; provided, further, that nothing in this Section 3.4 shall make this Option
      --------  -------
exercisable if it is otherwise unexercisable.

               The Board may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such assumption, substitution or acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction, and determinations regarding whether reasonable and adequate provisions for assumption or substitution have been made as defined in subsection (a) above.


                                   ARTICLE IV

                               EXERCISE OF OPTION
                               ------------------

Section 4.1 - Person Eligible to Exercise
-----------   ---------------------------

               During the lifetime of the Optionee, only he may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise
-----------   ----------------

               Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under
Section 3.3; provided, however, that each partial exercise shall be for not less than one hundred (100) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

Section 4.3 - Manner of Exercise
              ------------------

               The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

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               (a) Notice in writing signed by the Optionee or the other person then-entitled to exercise the Option or portion stating that the Option or portion is thereby exercised, which notice shall comply with all applicable rules established by the Board; and

               (b) (i) Full cash payment to the Secretary of the Company for the shares with respect to which such Option or portion is exercised;

                   (ii) With the consent of the Board, (A) shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (B) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;

                   (iii) With the consent of the Board, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Board. The Board may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law;

                   (iv) With the consent of the Board, any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii) and (iv); and

               (c) A bona fide written representation and agreement, in a form satisfactory to the Board, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Board may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Board may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option may bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

               (d) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

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Section 4.4 - Conditions to Issuance of Stock Certificates
-----------   --------------------------------------------

               The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been re-acquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

               (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

               (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable; and

               (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable; and

               (d) The lapse of such reasonable period of time following the exercise of the Option as the Board may from time to time establish for reasons of administrative convenience.

Section 4.5 - Rights as Shareholder
-----------   ---------------------

               The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company with respect to any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V

                                OTHER PROVISIONS
                                ----------------

Section 5.1 - Administration
-----------   --------------

               The Board or the Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Board or the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Board or the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may, at any time and from time to time, exercise any and all rights and duties of the Committee under the Plan and this Agreement, or may, at any time and from time to time, delegate to the Committee any and all of its rights and duties under the Plan and this Agreement.

Section 5.2 - Option Not Transferable
-----------   -----------------------

               Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Option has been exercised, or the shares underlying such Option

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have been issued, and all restrictions applicable to such shares have lapsed.
Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Section 5.3 - Shares to Be Reserved
-----------   ---------------------

               The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 - Notices
-----------   -------

               Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.5 - Titles
-----------   ------

               Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 - Construction
-----------   ------------

               This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

Section 5.7 - Conformity to Securities Laws
-----------   -----------------------------

               The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.


                            (signature page follows)

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        IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.


                                 Rental Service Corporation


                                 By _______________________________
                                   Martin Reid, Chairman & CEO


                                 By ___________________________
                                   Douglas A. Waugaman, Secretary

___________________________
(Director), Optionee


___________________________

___________________________

Address


Optionee's Taxpayer Identification Number:

___________________________

Date: February 26, 1997

Number of shares covered by Option: (ShareNumber)

Exercise Price per share - $20.25

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